                                                                   EXHIBIT 10.37
                                                                   -------------


                          FIRST AMENDMENT TO AMENDED
                   AND RESTATED CREDIT AGREEMENT AND CONSENT

     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT (this "Agreement") dated as of the 23/rd/ day of February, 2001 (the "Agreement
       ---------                                                      ---------
Date"), by and among iPCS WIRELESS, INC. (the "Borrower"), a Delaware
----                                           --------
corporation, iPCS, INC., ("Holdings"), a Delaware corporation, iPCS EQUIPMENT,
                           --------
INC. ("Equipmentco"), a Delaware corporation (collectively with the Borrower and
       -----------
Holdings, the "Loan Parties"), the Lenders (as defined in the Credit Agreement
               ------------
defined below), and TORONTO DOMINION (TEXAS), INC., as administrative agent (the "Administrative Agent").
 --------------------

                              W I T N E S W E T H:
                              -------------------

     WHEREAS, the Loan Parties, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of July 12, 2000 (the "Credit Agreement");
               ----------------

     WHEREAS, the Borrower has requested that the Lenders, and the Lenders have agreed to, subject to the terms hereof, amend the Credit Agreement as more fully set forth herein; and

     WHEREAS, the Borrower has requested that the Lenders, and the Lenders have agreed to, subject to the terms hereof, consent to the acquisition by the Borrower of the assets relating to BTA Nos. 70 and 205 (the "Option Territory
                                                             ----------------
Acquisition) from Sprint, in accordance with Section 9.3(c)(ii)(B) of the Credit
-----------
Agreement;

     NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used and not defined herein shall have the meanings ascribed thereto in the Credit Agreement, and further agree as follows:

     1.   Amendment to Section 1.1. Section 1.1, Definitions, of the Credit
          -------------------------
Agreement, is hereby amended by deleting each of the definitions of "EBITDA" and "Total Debt" in its entirety and by substituting in lieu thereof the following:

          "`EBITDA' means, for any period, without duplication, the sum of the
            ------
     following for the Borrower and its Consolidated Subsidiaries for such period determined on a consolidated basis in accordance with GAAP: (a) Adjusted Net Income, plus (b) Consolidated Interest Expense, plus (c) income and franchise taxes to the extent deducted in determining Adjusted Net Income, plus (d) depreciation and amortization expense and other non-cash items to the extent deducted in determining Adjusted Net Income, minus
     (e) non-cash income (or losses) to the extent included in determining Adjusted Net Income. Notwithstanding the foregoing, for the quarter ending December 31, 2000,

     EBITDA shall exclude expenses paid by the Borrower in connection with the postponed initial public offering in an amount not to exceed $1,324,000."

          "`Total Debt' means, as of any date of determination and with respect
            ----------
     to any Person and its Consolidated Subsidiaries, the aggregate principal amount of all Debt outstanding, determined on a consolidated basis in accordance with GAAP; provided, however, that the aggregate amount of any
                           --------  -------
     Debt issued at a discount shall be valued at the then accreted amount of such Debt at the date of determination. The Total Debt of Holdings and Borrower shall not include any intercompany Debt owed to Holdings or any of its Wholly Owned Subsidiaries."

     2.   Amendment to Section 2.7.  Section 2.7, Mandatory Prepayments, of the
          ------------------------                ---------------------
Credit Agreement is hereby amended by deleting subsection (a) in its entirety and by substituting in lieu thereof the following:

          "(a) Asset Dispositions, etc.  The Borrower will, within two (2)
               -----------------------
     Business Days after any Loan Party receives any Net Proceeds of any Asset Disposition, proceeds of any Insurance Recovery or proceeds of condemnation awards aggregating in excess of $1,000,000 during any calendar year (the amount of such Net Proceeds or proceeds exceeding $1,000,000 received during any such period are herein called the "Excess Proceeds Amount"), pay to the Administrative Agent, as a prepayment of the Loans, an aggregate amount equal to the Excess Proceeds Amount; provided, however, that no such prepayment will be required (i) if and to the extent that the Excess Proceeds Amount is fully re-invested in productive assets used in the ordinary course of such Loan Party's business within 270 days of the receipt of such Excess Proceeds Amount or (ii) with respect to any Excess Proceeds Amount arising from tower sales permitted pursuant to Section 9.8(b) made after the effective date of the First Amendment to this Agreement that are not re-invested in accordance with clause (i) above, Excess Proceeds Amount that does not exceed $10,000,000 in the aggregate."

     3.   Amendments to Article 8.
          -----------------------

          (a)  Amendment to Section 8.1. Section 8.1, Reporting Requirements,
               ------------------------               ----------------------
of the Credit Agreement is hereby amended by deleting subsection (j) in its entirety and by substituting in lieu thereof the following:

               "(j)  Business Plan, Material Contracts, etc.  At or prior to
                     --------------------------------------
     the end of each year, an update of the Business Plan in reasonable detail generally consistent with the form and substance of the Business Plan provided to the Administrative Agent on or before the Effective Date; promptly upon the Borrower's preparation thereof, any material amendment, modification or supplement to the Business Plan; and, in a reasonably prompt fashion after the creation thereof, a true and correct copy of each Material Contract (other than purchase orders entered into in the ordinary course of business) of the Loan Parties which is not identified on Schedule
                                                                        --------
     7.22;"
     ----

          (b)  Amendment to Section 8.12.  Section 8.12, Interest Rate
               -------------------------                 -------------
Protection, of the Credit Agreement is hereby amended by deleting such Section
----------
in its entirety and by substituting in lieu thereof the following:

               "Section 8.12  Interest Rate Protection.  Within six (6) months
                              ------------------------
     from the Effective Date, the Borrower will maintain in full force and effect through the Maturity Date one or more Interest Rate Protection Agreements reasonably satisfactory to the Administrative Agent with one or more of the Lenders or Affiliates of the Lenders or with other counterparties reasonably acceptable to the Administrative Agent, which Lenders or Affiliates or other counterparties shall in each case be rated in one of the two of the highest rating categories of Standard & Poors Corporation or Moody's Investors Services, Inc. and otherwise reasonably acceptable to the Administrative Agent, that enable the Borrower, for a period of the lesser of three years or the date ending on the earlier to occur of the Maturity Date or the date upon which all of the Loans have been paid in full and all Commitments have terminated or expired, to fix or place a limit on the interest rate with respect to not less than fifty percent (50%) of the aggregate principal amount of the Total Debt of Holdings and its Subsidiaries."

     4.   Amendment to Section 9.9.  Section 9.9, Sale and Leaseback, of the
          ------------------------                ------------------
Credit Agreement is hereby amended by deleting such Section in its entirety and by substituting in lieu thereof the following:

          "Section 9.9  Sale and Leaseback.  None of the Loan Parties will enter
                        ------------------
     into any arrangement with any Person pursuant to which it leases from such Person real or personal Property that has been or is to be sold or transferred, directly or indirectly, by it to such Person, other than, (a) such arrangements involving the sale and leaseback of towers consistent with the Business Plan as to which the aggregate rent payable during any calendar year shall not exceed $5,000,000, and (b) sale and leasebacks between Borrower and Equipmentco."

     5.   Amendments to Article 10.
          ------------------------

          (a)  Amendment to Section 10.3.  Section 10.3, Quarterly Minimum
              --------------------------                -----------------
Revenue Levels, of the Credit Agreement is hereby amended by deleting such
--------------
Section in its entirety and by substituting in lieu thereof the following:

          "Section 10.3  Quarterly Minimum Revenue Levels.  Until June 29, 2003,
                         --------------------------------
     the Borrower will not permit Gross Revenues, exclusive of any and all revenues attributable to the sale, lease or license of handsets, accessories and other inventory, for any calendar quarter during any of the periods set forth below to be less than the amount set forth opposite such date:

                                Period                         Minimum Revenue Level
                                ------                         ---------------------
     From the Effective Date through September 30, 2000             $  3,180,000
     From October 1, 2000 through December 31, 2000                 $  4,970,000
     From January 1, 2001 through March 31, 2001                    $ 10,460,000
     From April 1, 2001 through June 30, 2001                       $ 14,330,000
     From July 1, 2001 through September 30, 2001                   $ 16,930,000
     From October 1, 2001 through December 31, 2001                 $ 20,540,000
     From January 1, 2002 through March 31, 2002                    $ 26,740,000
     From April 1, 2002 through June 30, 2002                       $ 30,870,000
     From July 1, 2002 through September 30, 2002                   $ 34,540,000
     From October 1, 2002 through December 31, 2002                 $ 38,690,000
     From January 1, 2003 through June 29, 2003                     $ 42,300,000"

          (b)  Amendment to Section 10.4.  Section 10.4, Annualized EBITDA, of
               -------------------------                 -----------------
the Credit Agreement is hereby amended by deleting such Section in its entirety and by substituting in lieu thereof the following:

          "Section 10.4  Annualized EBITDA.  Until June 29, 2003, the Borrower
                         -----------------
     will not permit Annualized EBITDA at the end of any calendar quarter during any of the periods set forth below to be less than the amount set forth opposite such date:

                                Period                         Annualized EBITDA
                                ------                         -----------------
     From the Effective Date through September 30, 2000             ($24,270,000)
     From October 1, 2000 through December 31, 2000                 ($30,600,000)
     From January 1, 2001 through March 31, 2001                    ($38,940,000)
     From April 1, 2001 through June 30, 2001                       ($31,260,000)
     From July 1, 2001 through September 30, 2001                   ($45,250,000)
     From October 1, 2001 through December 31, 2001                 ($61,100,000)
     From January 1, 2002 through March 31, 2002                    ($50,760,000)
     From April 1, 2002 through June 30, 2002                       ($21,090,000)
     From July 1, 2002 through September 30, 2002                    ($8,510,000)
     From October 1, 2002 through December 31, 2002                 ($10,880,000)
     From January 1, 2003 through June 29, 2003                       $1,150,000"

          (c)   Amendment to Section 10.5. Section 10.5, Wireless Subscribers,
                -------------------------                --------------------
of the Credit Agreement is hereby amended by deleting such Section in its entirety and by substituting in lieu thereof the following:

          "Section 10.5  Wireless Subscribers.  Until June 29, 2003, the
                         --------------------
     Borrower will not permit Wireless Subscribers at the end of any calendar quarter during any of the periods set forth below to be less than the amount set forth opposite such date:

                                Period                        Minimum Subscribers
                                ------                       --------------------
     From the Effective Date through September 30, 2000               16,000
     From October 1, 2000 through December 31, 2000                   25,600
     From January 1, 2001 through March 31, 2001                      54,900
     From April 1, 2001 through June 30, 2001                         65,700
     From July 1, 2001 through September 30, 2001                     82,600
     From October 1, 2001 through December 31, 2001                  106,600
     From January 1, 2002 through March 31, 2002                     131,200
     From April 1, 2002 through June 30, 2002                        148,200
     From July 1, 2002 through September 30, 2002                    167,200
     From October 1, 2002 through December 31, 2002                  197,600
     From January 1, 2003 through June 29, 2003                      216,600"

          (d) Amendment to Section 10.6.  Section 10.6, Capital Expenditures, of
              -------------------------                 --------------------
the Credit Agreement is hereby amended by deleting such Section in its entirety and by substituting in lieu thereof the following:

          "Section 10.6  Capital Expenditures. Until March 30, 2004, the
                         --------------------
     Borrower will not permit cumulative Capital Expenditures for the period beginning on January 1, 2000 and at the end of each calendar quarter during the periods set forth below to exceed the amount set forth opposite such date, provided that cumulative Capital Expenditures shall exclude, if and to the extent applicable, an amount equal to the net proceeds paid to the Borrower or any of its Consolidated Subsidiaries in connection with the sale of certain capital assets for which such Capital Expenditure was made, such sale being made pursuant to Section 9.9(a) hereof:

                                                                  Cumulative Capital
                                Period                              Expenditures
                                -------                             ------------

     From the Effective Date through September 30, 2000              $  94,000,000
     From October 1, 2000 through December 31, 2000                  $ 112,880,000
     From January 1, 2001 through March 31, 2001                     $ 180,080,000
     From April 1, 2001 through June 30, 2001                        $ 217,510,000
     From July 1, 2001 through September 30, 2001                    $ 252,550,000
     From October 1, 2001 through December 31, 2001                  $ 268,160,000
     From January 1, 2002 through March 31, 2002                     $ 272,830,000
     From April 1, 2002 through June 30, 2002                        $ 276,590,000
     From July 1, 2002 through September 30, 2002                    $ 280,350,000
     From October 1, 2002 through December 31, 2002                  $ 283,820,000
     From January 1, 2003 through March 31, 2003                     $ 287,590,000
     From April 1, 2003 through June 30, 2003                        $ 291,640,000
     From July 1, 2003 through September 30, 2003                    $ 295,700,000
     From October 1, 2003 through March 30, 2004                     $ 299,470,000"

          (e) Amendment to Section 10.7.  Section 10.7, Leverage Ratio, of the
              -------------------------                 --------------
Credit Agreement is hereby amended by deleting such Section in its entirety and by substituting in lieu thereof the following:

          "Section 10.7 Leverage Ratio. The Borrower will not permit the
                        --------------
     Leverage Ratio at the end of any calendar quarter during any of the period set forth below to exceed the ratio set forth opposite such date:

                                Period                             Leverage Ratio
                                ------                             --------------
     On June 30, 2003                                                   20.00:1

     From July 1, 2003 through September 30, 2003                       16.00:1

     From October 1, 2003 through December 31, 2003                     15.00:1

     From January 1, 2004 through December 31, 2004                      8.00:1

     From January 1, 2005 through December 31, 2005                      5.50:1

     From January 1, 2006 through December 31, 2006                      4.00:1

     From January 1, 2007 through the Maturity Date                      3.00:1"

          (f) Amendment to Section 10.8.  Section 10.8, Senior Leverage Ratio,
              -------------------------                 ---------------------
of the Credit Agreement is hereby amended by deleting such Section in its entirety and by substituting in lieu thereof the following:

          "Section 10.8  Senior Leverage Ratio. The Borrower will not permit the
                         ---------------------
     Senior Leverage Ratio at the end of any calendar quarter during any of the periods set forth below to exceed the ratio set forth opposite such date:

                          Period                                       Senior Leverage Ratio
                          ------                                       ---------------------

     On June 30, 2003                                                                    7.00:1

     From July 1, 2003 through September 30, 2003                                        6.00:1

     From October 1, 2003 through December 31, 2003                                      5.00:1

     From January 1, 2004 through December 31, 2004                                      3.00:1

     From January 1, 2005 through the Maturity Date                                      2.00:1"

          (g) Amendment to Section 10.10.  Section 10.10, Fixed Charge Coverage,
              --------------------------                  ---------------------
of the Credit Agreement is hereby amended by deleting such Section in its entirety and by substituting in lieu thereof the following:

          "Section 10.10  Fixed Charge Coverage. The Borrower will not permit
                          ---------------------
     the ratio of (a) Annualized EBITDA for any calendar quarter during any of the periods ending on any of the dates set forth below to (b) Consolidated Fixed Charges for the immediately preceding four (4) calendar quarters, to be less than the ratio set forth opposite such date:

                    Period                               Fixed Charge Coverage
                    ------
                                                                 Ratio
                                                                 -----
     From January 1, 2004 through December 31, 2006             1.25:1

     From January 1, 2007 through the Maturity Date             1.50:1"

          (h) Amendment to Section 10.11.  Section 10.11, Pro Forma Debt
              --------------------------                  --------------
Service, of the Credit Agreement is hereby amended by deleting such Section in
-------
its entirety and by substituting in lieu thereof the following:

          "Section 10.11    Pro Forma Debt Service. The Borrower will not permit
                            ----------------------
     the ratio of (a) Annualized EBITDA for any calendar quarter during any of the periods ending on any of the dates set forth below to (b) Pro Forma Debt Service, to be less than the ratio set forth opposite such date:


                           Period                       Pro Forma Debt Service
                           ------                       ----------------------
     On June 30, 2003                                           1.10:1

     From July 1, 2003 through December 31, 2004                1.10:1

     From January 1, 2005 through December 31, 2005             1.10:1

     From January 1, 2006 through December 31, 2006             1.50:1

     From January 1, 2007 through December 31, 2007             1.75:1

     From January 1, 2008 through the Maturity Date             1.75:1"

     6.   Consent to the Option Territory Acquisition.  Subject to the terms and
          -------------------------------------------
conditions hereof, notwithstanding any provisions of the Loan Documents to the contrary, the undersigned Lenders hereby consent to the consummation of the Option Territory Acquisition and approve the revised Business Plan; provided, that on or prior to the consummation of the Option Territory Acquisition, the Borrower shall provide to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent: (i) evidence that the Option Territory Acquisition has been consummated on substantially the terms and conditions set forth in Asset Purchase Agreement for the Option Territory Acquisition; (ii) amendments to Security Documents sufficient to ensure that all assets acquired in connection with the Option Territory Acquisition have become part of the Collateral; (iii) the revised Business Plan of the Borrower; (iv) evidence of the Borrower's and Holdings' compliance with Sections 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 of the Credit Agreement, after giving effect to this Agreement and the Option Territory Acquisition; (v) certificate of a Responsible Officer of the Borrower that a Default does not exist both before and after giving effect to the consummation of the Option Territory

Acquisition, after giving effect to the amendments contemplated herein and (vi) opinions of counsel, if any, relating to the consummation of the Option Territory Acquisition.

     7.   Confirmation of Guaranties and Security Documents.  After giving
          -------------------------------------------------
effect to this Agreement and the Option Territory Acquisition: (a) Holdings hereby acknowledges and agrees that the terms and conditions of its Guaranty Agreement shall remain in full force and effect; (b) Equipmentco hereby acknowledges and agrees that the terms and conditions of its Guaranty Agreement shall remain in full force and effect; and (c) the Loan Parties hereby acknowledge and agree that the terms and conditions of each of the Security Documents shall remain in full force and effect.

     8.   No Other Amendment or Waiver.  Notwithstanding the agreement of the
          ----------------------------
Lenders to the terms and provisions of this Agreement, the Loan Parties acknowledge and expressly agree that this Agreement is limited to the extent expressly set forth herein and shall not constitute a modification of the Credit Agreement or any other Loan Documents or a course of dealing at variance with the terms of the Credit Agreement or any other Loan Documents (other than as expressly set forth above) so as to require further notice by the Administrative Agent or the Lenders, or any of them, of its or their intent to require strict adherence to the terms of the Credit Agreement and the other Loan Documents in the future. All of the terms, conditions, provisions and covenants of the Credit Agreement and the other Loan Documents shall remain unaltered and in full force and effect except as expressly modified by this Agreement. The Credit Agreement and each other Loan Document shall be deemed modified hereby solely to the extent necessary to effect the waivers and amendments contemplated hereby.

     9.   Representations and Warranties.  The Loan Parties hereby represent and
          ------------------------------
warrant in favor of the Administrative Agent and each Lender as follows:

          (a) Each of the Loan Parties has the corporate power and authority (i) to enter into this Agreement and (ii) to do all other acts and things as are required or contemplated hereunder to be done, observed and performed by them;

          (b) This Agreement has been duly and validly executed and delivered by each of the Loan Parties that is a party thereto, and such Agreement constitutes the legal, valid and binding obligations of such Persons, enforceable against each such Person in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and general principles of equity.

          (c) The execution and delivery of this Agreement and the performance by the Loan Parties under the Credit Agreement and the other Loan Documents to which each is a party, as amended hereby, do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Loan Parties or any of their Subsidiaries which has not already been obtained, nor is in contravention of or in conflict with the articles of incorporation, by-laws or partnership agreements of the Loan Parties or any of their Subsidiaries, or any provision of any statute, judgment, order, or material indenture, instrument, agreement, or undertaking to which Loan Parties or any of their Subsidiaries is a party or by which any of their respective assets or properties is or may become bound; and

          (d) The representations and warranties contained in Article 7 of the Credit Agreement and contained in the other Loan Documents remain true and correct as of the date hereof, both before and after giving effect to this Agreement, except to the extent previously fulfilled in accordance with the terms of the Credit Agreement or such other Loan Document, as applicable, or to the extent relating specifically to the earlier date. No Default now exists or will be caused hereby.

     10.  Conditions Precedent; Effective Date.
          ------------------------------------

          (a) the provisions set forth in Sections 1, 2, 3, 4 and 6 of this Agreement shall be effective as of the Agreement Date subject to satisfaction of each of the following conditions precedent:

               (i) all of the representations and warranties of the Borrower under Section 9 hereof which are made as of the date hereof, being true and correct in all material respects; and

               (ii) receipt by the Administrative Agent of counterparts hereof executed by the Required Lenders and each of the Loan Parties.

          (b) the provisions of Section 5 of this Agreement shall be effective upon consummation of the Option Territory Acquisition subject to satisfaction of each of the following conditions precedent:

               (i) all of the representations and warranties of the Borrower under Section 9 hereof which are made as of the date hereof, being true and correct in all material respects;

               (ii) receipt by the Administrative Agent, on behalf of the Lenders executing and delivering this Agreement on or before February 23, 2001, of an amendment fee in the amount of 0.125% of the aggregate Commitments of such Lenders (such sum, the "Amendment Fee"), which
                                                 -------------
     Amendment Fee shall be fully earned when due and non-refundable when paid;

               (iii) receipt by the Administrative Agent of counterparts hereof executed by the Required Lenders and each of the Loan Parties; and

               (iv) satisfaction of each of the conditions to the Consent set forth in Section 6 hereof.

     11.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute one and the same instrument.

     12.  Loan Documents.  Each reference in the Credit Agreement or any other
          --------------
Loan Document to the term "Credit Agreement" shall hereafter mean and refer to the Credit Agreement as amended hereby and as the same may hereafter be amended.

     13.  Governing Law.  This Agreement shall be construed in accordance with
          -------------
and governed by the internal laws of the State of New York, applicable to agreements made and to be performed in New York.

     14.  Severability.  Any provision of this Agreement which is prohibited or
          ------------
unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused it to be executed under seal by their duly authorized officers, all as of the day and year first above written.

BORROWER:                     iPCS WIRELESS, INC.,
                              a Delaware corporation

                              By:  /s/ Tim Yager
                                   -----------------------------------
                              Name:   Tim Yager
                              Title:  President & CEO

HOLDINGS:                     iPCS, INC., a Delaware corporation


                              By:  /s/ Tim Yager
                                   -----------------------------------
                              Name:   Tim Yager
                              Title:  President and CEO

EQUIPMENTCO:                  iPCS EQUIPMENT, INC.,
                              a Delaware corporation

                              By:  /s/ Tim Yager
                                   -----------------------------------
                              Name:   Tim Yager
                              Title:  President and CEO

ADMINISTRATIVE AGENT
AND LENDERS:                  TORONTO DOMINION (TEXAS), INC., as
                              Administrative Agent and as a Lender


                              By:  /s/ Jeffrey R. Lents
                                   -------------------------------------
                              Name:  Jeffrey R. Lents
                              Title: Vice President

                              GE CAPITAL CORPORATION, as a Lender


                              By:  /s/ Angela LePore
                                   -----------------------------------
                              Name:  Angela LePore
                              Title: Manager, Portfolio Compliance

                              THE BANK OF NOVA SCOTIA, as a Lender


                              By:  /s/ Ian A. Hodgart
                                   -----------------------------------
                              Name:  Ian A. Hodgart
                              Title  Authorized Signatory

                              BANK OF TOKYO-MITSUBISHI TRUST
                              COMPANY, as a Lender


                              By:  /s/ Michael J. Wiskind
                                   -----------------------------------
                              Name:  Michael J. Wiskind
                              Title: Vice President

                              CITY NATIONAL BANK, as a Lender

                              By:  /s/ Aaron Cohen
                                   ------------------------------------
                              Name:  Aaron Cohen
                              Title: Vice President

                              FORTIS CAPITAL CORP., as a Lender


                              By:  /s/ Svein Engh
                                   ---------------------------------
                              Name:  Svein Engh
                              Title: Managing Director


                              By:  /s/ Colm Kelly
                                   ---------------------------------
                              Name:  Colm Kelly
                              Title: Assistant Vice President

                              IBM CREDIT CORPORATION, as a Lender


                              By:  /s/ Thomas S. Curcio
                                   ------------------------------------------
                              Name:  Thomas S. Curcio
                              Title: Manager of Credit, Commercial and
                                     Specialty Financing

                              NATIONAL CITY BANK, as a Lender


                              By:  /s/ Christian Kalmbach
                                   ----------------------------------------
                              Name:  Christian Kalmbach
                              Title: Vice President

                              PNC BANK, NATIONAL ASSOCIATION, as a
                              Lender


                              By:  /s/ Keith R. White
                                   -------------------------------------
                              Name:  Keith R. White
                              Title: Vice President